Exhibit 99.2

Ahead of the Curve.Online higher educationfor a complex world.Second Quarter 2009Conference Call August 4, 2009

Statements made in this presentation regarding American Public Education, or its subsidiaries, that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates and projections about American Public Education and the industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Forward-looking statements can be identified by words such as "anticipate", "believe", "could", "estimate", "expect“, "intend", "may", "should“, "will" and "would". These forward-looking statements include, without limitation, statements on the slides “Third Quarter 2009 Outlook” and “Full Year 2009 Outlook” and statements regarding expected growth. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the various risks described in the "Risk Factors" section and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 as filed with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. Safe Harbor Statement

Continued Success with Military Community Military Times Edge Magazine ranked AMU #2 in Top 50 schools chosen by service members using tuition assistance in 2008. The Top 50

Focused on Our Mission

- **Strong Growth in Civilian Segments**
  - Second quarter 2009 net course registrations from students using Title IV grew 100% to approximately 8,400 (18% of net course registrations)

- **New Programs and New Initiatives**
  - Submitted two new Master's programs to HLC
  - APUS partners with Connections Academy
    - Enables students to earn a high school diploma and an Associates degree in 4 years
    - Program participants may earn a Bachelor's degree in additional 2 years
    - http://www.connectionsacademy.com/private-school/

- **Focus on Customer Service and Quality**
  - Sharon van Wyk, PhD joins as Chief Operations Officer
    - Formerly, Vice President of Process Excellence, Infrastructure & Online Customer Support at *Intuit*, a $3 billion business and financial management solutions company.

apei AMERICAN PUBLIC EDUCATION, INC.

4

Net Course Registrations and Enrollment Body:For the three months ended June 30, 20082009 % Change Net Course Registrations from New Students8,80011,200 27% Net Course Registrations 33,30047,90044% For the six months ended June 30, 20082009 % Change Net Course Registrations from New Students16,30021,800 34% Net Course Registrations 66,40094,50042% As of June 30,20082009 % Change Total Student Enrollment35,90053,60049% Note:  Net course registrations represent the aggregate number of classes in which students remain enrolled after the date by which they may drop the course without financial penalty.  Total student enrollment is the number of students who have completed at least one course in the last 12 months or are in the start of the second week of class for the most current semester.

Transitioning to Civilian Growth Drivers

Civilian Students....

More Classes Per Year (6 classes on average)............	more annual revenue per student
Higher Retention...	better lifetime value
Larger Market Size..	additional growth opportunities
Segments Rely on Key Influencers..................	allows for continue targeted advertising
High Referral Rate...	lower cost of acquisition vs. peers
Lower Conversion Rates..	opportunities for improvement
APUS Tuition Below Title IV Limits..................	strong funding source/lower debt burden

APUS targets underserved markets where affordability, accessibility and/or the interest in unique programs are a major consideration.

apei AMERICAN PUBLIC EDUCATION, INC.

6

APUS Story Virtually Unchanged Since IPO

- Expand share of and presence in the Military community
- Pursue select civilian markets with a cost-effective marketing
- Launch new programs and enter new markets



Education Peers
APEI
45%
40%
35%
30%
25%
20%
15%
10%
5%
(%) 1Q2009 EBITDA Margin
High Margin, Low Growth
High Margin, High Growth
APEI Goal Quadrant
Peer Average
Low Margin, Low Growth
Low Margin, High Growth
Peer Average
-10%
0%
10%
20%
30%
40%
50%
60%
70%
120%
(%) 1Q2009 Revenue Growth

APEI – no undergraduate tuition increase since 2001; no planned tuition increases.

Public/Private Schools – 6% average annual tuition increase from 1996 to 2007.*

apei AMERICAN PUBLIC EDUCATION, INC.

Source: Company Reports & APEI Estimates
*BMO Capital Markets and US Department of Education

7

APEI Reports Strong Second Quarter 2009 Results Revenues increase 43% to $35.7 million  EBIT Increases 52% to $8.8 million Second quarter 2009 tax rate was 40%, compared to 34% in second quarter 2008Net Income Increases 35% to $5.3 millionReports Earnings of $0.28 Per Diluted Share Strong Balance Sheet:No long-term debtIncreasing cash balance, lower interest income Purchase and build new facilities in Charles Town in 2009/2010Introduces Third Quarter 2009 OutlookRefines Full Year 2009 Outlook

Continued Margin Improvement Three Months   Six Months Ended June 30,  Ended June 30, 2009 2008  2009 2008  Revenues 100.0% 100.0% 100.0%  100.0 % Costs and expenses: Instructional costs and services 40.2 42.1 39.4 42.4 Selling and promotional 14.4 10.5 13.8 9.9 General and administrative 16.9 20.3 17.6 20.5 Depreciation and amortization 3.8  4.1  3.8  4.0 Total costs and expenses 75.3 77.0 74.6 76.8 Income from operations before  interest income and income taxes 24.7  23.0  25.4  23.2   Interest income, net0.0  0.8  0.1  1.0  Income from operations  before income taxes 24.7  23.8  25.5  24.2   Income tax expense 9.8 8.1 10.2 9.0 Net Income 14.9%  15.7%  15.3%  15.2%

Strong Balance Sheet with No Debt Cash & Cash Equivalents  $57.1 $47.7 Total Assets   $91.4   $78.8 Total Long-Term Debt  $0   $0 Other Items: Depreciation and Amortization $1.4   $1.0 CAPEX    $2.6   $2.4 ($ in millions)  As of June 30, As of December 31, 2009 2008 Three Months Ended June 30, 2009 2008

The following statements are based on current expectations.  These statements are forward-looking and actual results may differ materially. Full Year 2009 % GrowthNet Course Registrations from New Students approx. 49,000   33%Net Course Registrations approx. 205,200   40%Total Revenue $147 to $150 million 37%-40%EBIT $39.5 to $40.5 million 54%-58%Net Income (1) $23.0 to $23.9 million 42%-48%EPS – Diluted (1) $1.20 to $1.26 Weighted Ave. Shares Outstanding: 19.0 to 19.2 million shares Depreciation and Amortization Expense $5.3 to 5.5 million 25%-30% Capital Expenditures   $8 to 10 million**excludes approximately $10 million of possible new real estate expenditures over the next 18-24 months. Company Refines Full Year 2009 Outlook (1) Includes stock-based compensation expense of approximately $2.2 million

The following statements are based on current expectations.  These statements are forward-looking and actual results may differ materially. Third Quarter 2009 % GrowthNet Course Registrations from New Students approx. 13,600 31%Net Course Registrations approx. 53,800 38%Total Revenue $35.0 to $36.0 million 28%-31%Net Income (1) $4.8 to $5.2 million 26%-37%EPS – Diluted (1) $0.25 to $0.27 Weighted Ave. Shares Outstanding approx. 19.0 million shares  Company Introduces Third Quarter 2009 Outlook Includes stock-based compensation expense of approximately $575,000

Early start leads to greater percentage of earned revenue in first month, while a later start leads to a lower percentage of revenue recognized in the first month. Timing of Starts In Third & Fourth Quarter 2009  September Cohort Revenue Recognition: 2008 2009E  September October 56% 44% $1.2 million more revenue  ($1.6 million less revenue)  In September   44% 56%

APUS Story Virtually Unchanged Since IPO Expand share of and presence in the Military community Pursue select civilian markets with a cost-effective marketing Launch new programs and enter new markets Source: RBC, Company Reports & APEI Estimates   Education Peers APEI –no undergraduate tuition increase since 2001; no planned tuition increases. Public/Private Schools – 6% average annual tuition increase from 1996 to 2007.+  120%  (%) 1Q2009 Revenue Growth  (%) 1Q2009 EBITDA Margin  High Margin, Low Growth  Low Margin, Low Growth  High Margin, High Growth  Low  Margin, High Growth  APEI +BMO Capital Markets and US Department of Education Peer Average  Peer Average  APEI Goal Quadrant

Ahead of the Curve.Online higher education for a complex world.